Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2012
Goodwill And Intangible Assets [Abstract]
Goodwill and Intangible Assets

Note 8: Goodwill and Intangible Assets

Goodwill
		NBCUniversal
(in millions)	Cable Communications	Cable Networks	Broadcast Television	Filmed Entertainment	Theme Parks	Corporate and Other	Total
Balance, December 31, 2010	$12,207	$2,564	$-	$-	$-	$187	$14,958
Acquisitions:
NBCUniversal	-	10,180	765	-	-	-	10,945
Universal Orlando	-	-	-	-	1,140	-	1,140
Other	-	-	7	1	-	-	8
Dispositions	-	-	-	-	-	(174)	(174)
Adjustments	1	-	-	-	-	(4)	(3)
Balance, December 31, 2011	12,208	12,744	772	1	1,140	9	26,874
Acquisitions:
MSNBC.com	-	227	-	-	-	-	227
Other	-	79	-	-	-	-	79
Dispositions	(1)	-	-	-	-	-	(1)
Adjustments	(1)	(24)	(11)	-	(158)	-	(194)
Balance, December 31, 2012	$12,206	$13,026	$761	$1	$982	$9	$26,985

We assess the recoverability of our goodwill annually, or more frequently whenever events or substantive changes in circumstances indicate that an asset might be impaired. We test goodwill for impairment at the reporting unit level. To determine our reporting units, we evaluate the components one level below the segment level and we aggregate the components if they have similar economic characteristics. As a result of this assessment, our reporting units are the same as our five reportable segments. We evaluate the determination of our reporting units used to test for impairment periodically or whenever events or changes in circumstances occur. The assessment of recoverability may first consider qualitative factors to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. A quantitative assessment is performed if the qualitative assessment results in a more likely than not determination or if a qualitative assessment is not performed. The quantitative assessment considers if the carrying amount of a reporting unit exceeds its fair value, in which case an impairment charge is recorded to the extent the carrying amount of the reporting unit's goodwill exceeds its implied fair value. Unless presented separately, the impairment charge is included as a component of amortization expense.

Intangible Assets
		2012			2011
December 31 (in millions)	Weighted-Average Original Useful Life as of December 31, 2012	Gross Carrying Amount		Accumulated Amortization	Gross Carrying Amount		Accumulated Amortization
Indefinite-Lived Intangible Assets:
Franchise rights	N/A	$59,364	$		$59,376	$
Trade names	N/A	3,080			3,006
FCC licenses	N/A	636			636
Finite-Lived Intangible Assets:
Customer relationships	18 years	14,970		(3,971)	15,079		(3,387)
Cable franchise renewal costs and contractual operating rights	10 years	1,257		(676)	1,152		(581)
Software	5 years	3,795		(2,123)	3,234		(1,839)
Patents and other technology rights	9 years	350		(283)	344		(256)
Other agreements and rights	14 years	1,414		(609)	1,379		(602)
Total		$84,866		$(7,662)	$84,206		$(6,665)

Indefinite-Lived Intangible Assets

Indefinite-lived intangible assets consist of our cable franchise rights, as well as trade names and FCC licenses. Our cable franchise rights represent the value we attributed to agreements with state and local authorities that allow access to homes and businesses in cable service areas acquired in business combinations. We do not amortize our franchise rights because we have determined that they meet the definition of indefinite-lived intangible assets since there are no legal, regulatory, contractual, competitive, economic or other factors which limit the period over which these rights will contribute to our cash flows. We reassess this determination periodically or whenever events or substantive changes in circumstances occur. Costs we incur in negotiating and renewing cable franchise agreements are included in other intangible assets and are generally amortized on a straight-line basis over the term of the franchise agreement.

We assess the recoverability of our franchise rights and other indefinite-lived intangible assets annually, or more frequently whenever events or substantive changes in circumstances indicate that the assets might be impaired. The assessment of recoverability may first consider qualitative factors to determine whether it is more likely than not that an indefinite-lived intangible asset is impaired. A quantitative assessment is performed if the qualitative assessment results in a more likely than not determination or if a qualitative assessment is not performed. When performing a quantitative assessment, we estimate the fair value of our cable franchise rights and other indefinite-lived intangible assets primarily based on a discounted cash flow analysis. In analyzing the fair values indicated under the discounted cash flow models, we also consider multiples of operating income before depreciation and amortization generated by the underlying assets, current market transactions, and profitability information. If the value of our cable franchise rights or other indefinite-lived intangible assets were less than the carrying amount, we would recognize an impairment charge for the difference between the estimated fair value and the carrying value of the assets. We also evaluate the unit of account used to test for impairment of our cable franchise rights and other indefinite-lived intangible assets periodically or whenever events or substantive changes in circumstances occur to ensure impairment testing is performed at an appropriate level. The Cable Communications divisions represent the unit of account we use to test for impairment for our cable franchise rights. Unless presented separately, the impairment charge is included as a component of amortization expense.

Finite-Lived Intangible Assets

Estimated Amortization Expense of Finite-Lived Intangibles
(in millions)
2013	$1,463
2014	$1,285
2015	$1,139
2016	$995
2017	$848

Finite-lived intangible assets subject to amortization consist primarily of customer relationships acquired in business combinations, cable franchise renewal costs, contractual operating rights, intellectual property rights and software. Our finite-lived intangible assets are amortized primarily on a straight-line basis over their estimated useful life or the term of the respective agreement.

We capitalize direct development costs associated with internal-use software, including external direct costs of material and services and payroll costs for employees devoting time to these software projects. We also capitalize costs associated with the purchase of software licenses. We include these costs in other intangible assets and amortize them on a straight-line basis over a period not to exceed five years, beginning when the asset is substantially ready for use. We expense maintenance and training costs, as well as costs incurred during the preliminary stage of a project, as they are incurred. We capitalize initial operating system software costs and amortize them over the life of the associated hardware.

We evaluate the recoverability of our intangible assets subject to amortization whenever events or substantive changes in circumstances indicate that the carrying amount may not be recoverable. The evaluation is based on the cash flows generated by the underlying asset groups, including estimated future operating results, trends or other determinants of fair value. If the total of the expected future undiscounted cash flows were less than the carrying amount of the asset group, we would recognize an impairment charge to the extent the carrying amount of the asset group exceeds its estimated fair value. Unless presented separately, the impairment charge is included as a component of amortization expense.